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                                                                  EXHIBIT 10(v)


                               POWERTEL PCS, INC.

                                 AMENDMENT NO. 5
                             TO THE CREDIT AGREEMENT


         This AMENDMENT NO. 5 TO THE CREDIT AGREEMENT (this "AMENDMENT") is dated as of December 23, 1997, and entered into by and among POWERTEL PCS, INC., a Delaware corporation (formerly known as InterCel PCS Services, Inc. and Powertel, Inc.) (the "BORROWER"), the financial institutions listed on the signature pages hereof ("LENDERS"), and ERICSSON INC., as agent for the Lenders ("AGENT") and, for purposes of Section 5 hereof only, the other Loan Parties listed on the signature pages hereof, and is made with reference to that certain Credit Agreement, dated as of March 4, 1996, as amended by that certain Amendment No. 1 to the Credit Agreement dated as of October 31, 1996, that certain Amendment No. 2 to the Credit Agreement dated as of March 31, 1997, that certain Amendment No. 3 to the Credit Agreement dated as of June 26, 1997, and that certain Amendment No. 4 to the Credit Agreement dated as of November 18, 1997 (as so amended and as further amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), by and among the Borrower, the Lenders and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

         WHEREAS, the Borrower and Lenders desire to amend the Credit Agreement to add an additional commitment to be initially provided by Ericsson, Inc. subject to the terms and conditions herein;

         WHEREAS, the Borrower has requested that Ericsson and the Lenders amend the terms of each Assignment Agreement relating to the Credit Agreement executed prior to the date hereof (each, an "ASSIGNMENT AGREEMENT") as provided herein; and

         WHEREAS, the Borrower has requested that the Lenders waive the requirements of Section 2.02(a) of the Credit Agreement with respect to drawings to be made under the Credit Agreement to finance certain invoices under the Equipment Purchase Agreement issued more than 90 days prior to December 31, 1997.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


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         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 AMENDMENTS TO ARTICLE 1: PROVISIONS RELATING TO DEFINED TERMS

         A. Subsection 1.01 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "ASSIGNMENT AGREEMENT" means an Assignment Agreement in substantially the form attached hereto as Exhibit G.

                  "BTA EQUIPMENT" means any equipment or services purchased by the Borrower under the Equipment Purchase Agreement for use in a BTA Market.

                  "BTA MARKETS" means the Basic Trading Areas ("BTAs") of Bowling Green- Glasgow, Kentucky; Clarksville, Tennessee-Hopkinsville, Kentucky; Cookeville, Tennessee; Corbin, Kentucky; Evansville, Indiana; Knoxville, Tennessee; Lexington, Kentucky; Louisville, Kentucky; Madisonville, Kentucky; Nashville, Tennessee; Owensboro, Kentucky; Paducah-Murray-Mayfield, Kentucky; and Somerset, Kentucky.

                  "FACILITY" means the Series A Facility or the Series B
         Facility.

                  "REGISTER" has the meaning specified in Section 8.07(c).

                  "SERIES A ADVANCE" means an Advance made by a Lender to the Borrower pursuant to Section 2.01(a) hereof, and "SERIES A ADVANCES" means such Advances of all Lenders in the aggregate.

                  "SERIES A COMMITMENT" means the commitment of a Lender to make Series A Advances pursuant to Section 2.01(a) hereof, and "SERIES A COMMITMENTS" means such commitments of all Lenders in the aggregate.

                  "SERIES A FACILITY" means, at any time, the aggregate amount of the Series A Commitments at such time.

                  "SERIES B ADVANCE" means an Advance made by a Lender to the Borrower pursuant to Section 2.01(b) hereof, and "SERIES B ADVANCES" means all such Advances of all Lenders in the aggregate.

                  "SERIES B COMMITMENT" means the commitment of a Lender to make Series B Advances pursuant to Section 2.01(b) hereof, and "SERIES B COMMITMENTS" means such commitments of all Lenders in the aggregate.


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                  "SERIES B FACILITY" means, at any time, the aggregate amount of the Series B Commitments at such time.

         B. Subsection 1.01 of the Credit Agreement is hereby further amended by deleting the definitions of "Advance", "Borrowing", "Commitment", "Equipment Purchase Agreement", "Ericsson", "Ericsson Equipment", "Licenses", "License Subsidiaries", "Operating Subsidiaries" and "Subscriber" therefrom in their entirety and substituting the following therefor:

                  "ADVANCE" or "ADVANCES" means one or more Series A Advances, Series B Advances or any combination thereof.

                  "BORROWING" means a borrowing consisting of either Series A Advances or Series B Advances simultaneously made by the Lenders.

                  "COMMITMENT" means, with respect to any Lender, as of any date of determination, such Lender's aggregate (a) Series A Commitment and
         (b) Series B Commitment, collectively.

                  "EQUIPMENT PURCHASE AGREEMENT" has the meaning specified in the second recital to this Agreement, as such agreement may be supplemented, amended or otherwise modified from time to time.

                  "ERICSSON" has the meaning specified in the introductory paragraph to this Agreement.

                  "ERICSSON EQUIPMENT" means, collectively, (a) the equipment and services defined as Ericsson Equipment in the second recital to this Agreement, and (b) any other equipment or services to be provided by Ericsson from time to time under the Equipment Purchase Agreement, including without limitation any BTA Equipment.

                  "LICENSE SUBSIDIARY" means each of Powertel Jacksonville Licenses, Inc., Powertel Memphis Licenses, Inc., Powertel Birmingham Licenses, Inc., Powertel Atlanta Licenses, Inc., Powertel Nashville Licenses, Inc., Powertel Knoxville Licenses, Inc., Powertel Kentucky Licenses, Inc. and any other Person established solely for the purpose of holding the Licenses now or hereafter acquired or owned by the Borrower and its Subsidiaries, which Person shall be a wholly owned Subsidiary of the Borrower.

                  "LICENSES" means each of the personal communications services MTA or BTA licenses issued by the Federal Communications Commission to the Borrower and its Subsidiaries.


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                  "OPERATING SUBSIDIARIES" means each of Powertel/Jacksonville,
         Inc., Powertel/Memphis, Inc., Powertel/Birmingham, Inc.,
         Powertel/Atlanta, Inc., Powertel/Kentucky, Inc. and any other Person now or hereafter established or acquired as a Subsidiary of the Borrower to operate in a BTA Market.

                  "SUBSCRIBER" means, at any time, those subscribers to the wireless personal communications services ("PCS") of the Borrower and the Operating Subsidiaries for (i) the MTAs of Jacksonville, Florida; Memphis, Tennessee/Jackson, Mississippi; Birmingham, Alabama; (ii) the Atlanta MTA; and (iii) the BTA Markets (a) who have activated a PCS telephone number for use on the Borrower's or an Operating Subsidiary's PCS network for such services, (b) who are not ninety days or more past due with respect to any amounts owed to the Borrower or such Operating Subsidiaries and (c) who have not given any notice of termination.

         1.2 AMENDMENT TO SECTION 2.01: THE ADVANCES

         Subsection 2.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

         "SECTION 2.01. Advances. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower herein set forth, each Lender hereby severally agrees to make the Advances described in subsections 2.01(a) and 2.01(b):

                  (a) Series A Advances. Each Lender having a Series A Commitment severally agrees, subject to the terms and conditions hereinafter set forth, to make Series A Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an aggregate amount not to exceed such Lender's Series A Commitment at such time. The original amount of each Lender's Series A Commitment is set forth opposite its name on Schedule 2.01(a) annexed hereto and the aggregate original amount of the Series A Commitments is $165,000,000; provided that the Series A Commitment of each Lender shall be adjusted to give effect to any assignments of the Series A Commitments pursuant to Section 8.07 hereof; and provided, further that the amount of each Lender's Series A Commitment shall be reduced by the amount of each Series A Advance made by such Lender. Each Borrowing made under this Section 2.01(a) shall consist of Series A Advances made simultaneously by the Lenders having Series A Commitments ratably according to their Series A Commitments. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.

                  (b) Series B Advances. Each Lender having a Series B Commitment severally agrees, subject to the terms and conditions hereinafter set forth, to make Series B Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an aggregate amount not to exceed such Lender's Series B

         Commitment at such time. The original amount of each Lender's Series B Commitment is set forth opposite its name on Schedule 2.01(b) annexed hereto and the aggregate original amount of the Series B Commitment is $100,000,000; provided that the Series B Commitment of each Lender shall be adjusted to give effect to any assignments of the Series B Commitments pursuant to Section 8.07 hereof; and provided, further that the amount of each Lender's Series B Commitment shall be reduced by the amount of each Series B Advance made by such Lender. Each borrowing under this Section 2.01(b) shall consist of Series B Advances made simultaneously by the Lenders having Series B Commitments ratably according to their Series B Commitments. Amounts borrowed under this
         Section 2.01(b) and repaid or prepaid may not be reborrowed. Notwithstanding anything herein to the contrary, no Series B Advances shall be made hereunder until the full amount of all Advances available under the Series A Commitments have been drawn. The Series B Commitments and the Series B Advances thereunder shall be pari passu with the Series A Commitments and the Series A Advances, respectively, and all Commitments and Advances shall be subject to and made in accordance with the terms of this Agreement.

         1.3 AMENDMENTS TO SECTION 2.04: PREPAYMENTS

         A. Section 2.04(a) of the Credit Agreement is hereby amended by deleting the last sentence thereof and substituting the following therefor:

                  "Each such prepayment (i) shall be applied pro rata between the outstanding Series A Advances and the Series B Advances; and (ii) shall be applied to reduce the scheduled principal installments of such Advances due pursuant to Section 2.03 hereof (x) first in inverse order of maturity to installments due after December 31, 2005 to the full extent thereof and (y) second ratably to installments due on or before December 31, 2005."

         B. Section 2.04(b) of the Credit Agreement is hereby amended by amending clause (iii) thereof to read in its entirety as follows:

         "(iii) All prepayments under this Section 2.04(b) shall be made together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid and shall be applied pro rata between the outstanding Series A Advances and Series B Advances and shall be applied to reduce the scheduled principal installments of such Advances due pursuant to Section 2.03 hereof in inverse order of maturity."


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         1.4 AMENDMENT TO SECTION 2.10: USE OF PROCEEDS

         Section 2.10 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                  "SECTION 2.10. Use of Proceeds. The proceeds of the Series A Advances and Series B Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely to purchase the Ericsson Equipment in accordance with the terms of the Equipment Purchase Agreement for use in (i) the MTAs of Jacksonville, Florida; Memphis, Tennessee/Jackson, Mississippi; and Birmingham, Alabama; (ii) the Atlanta MTA; and (iii) the BTA Markets; provided that the proceeds of the Advances shall be available (and the Borrower agrees that it shall use any such Advances) for use in the Atlanta MTA only upon the satisfaction of the conditions precedent set forth in Section 3.03 hereof; and provided further that the proceeds of Advances shall be available (and the Borrower agrees that it shall use such proceeds) for use in any BTA Market only upon the satisfaction of the conditions precedent set forth in Section 3.05 hereof."

         1.5 AMENDMENT TO ARTICLE 3: CONDITIONS TO LENDING

         Article III of the Credit Agreement is hereby amended by adding the following Section 3.05 thereto:

                  "SECTION 3.05. Conditions Precedent to Series B Advances. The obligations of the Lenders having Series B Commitments to make Series B Advances to the Borrower pursuant to Section 2.01(b) to purchase BTA Equipment for use in any BTA Market pursuant to the Equipment Purchase Agreement shall be subject in addition to the conditions set forth in
         Section 3.02 to the following conditions precedent:

                  (a) Each Operating Subsidiary for each BTA Market for which BTA Equipment is being purchased shall have duly executed a Subsidiary Guaranty and a Subsidiary Security Agreement;

                  (b) Each License Subsidiary holding a License for the BTA Market for which BTA Equipment is being purchased shall have duly executed a Subsidiary Guaranty; and

                  (c) The Agent shall have received items (i) through (vii) of
         Section 3.01(f) from each Subsidiary becoming a Loan Party pursuant to clauses (a) and (b) of this Section 3.05 and an opinion of counsel to the Loan Parties with respect to such Loan Parties and the Collateral Documents and Guaranties delivered hereunder on behalf of such Loan Parties, in form and substance reasonably satisfactory to the Agent."
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         1.6 AMENDMENT TO SECTION 8.07

         Section 8.07 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                  "SECTION 8.07. Assignments and Participations. (a) Each Lender may assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under and in respect of one or more Facilities, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitments of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment Agreement with respect to such assignment) shall in no event be less than $5,000,000; (iii) each such assignment shall be to an Eligible Assignee, and (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with (x) any Note subject to such assignment and (y) a processing and recordation fee of $3,500 (provided, however, that no such fee shall be required to be paid in connection with the processing and recordation of any of the first six Assignment Agreements pursuant to which all or part of a Lender's Series B Commitment and/or any Series B Advances owing to any Lender are assigned). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment Agreement, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (b) By executing and delivering an Assignment Agreement, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment Agreement, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment Agreement;
         (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

                  (c) The Agent shall maintain at its address referred to in
         Section 8.02 a copy of each Assignment Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment under each Facility of, and principal amount of the Advances owing under each Facility to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Note or Notes subject to such assignment, the Agent shall, if such Assignment Agreement has been completed and is in substantially the form of Exhibit G hereto, (i) accept such Assignment Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Note a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under a Facility pursuant to such Assignment Agreement and, if the assigning Lender has retained a Commitment under such Facility, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it under such Facility. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such

         Assignment Agreement and shall otherwise be in substantially the form of Exhibit A hereto.

                  (e) Each Lender may sell participations to one or more banks or other entities (other than the Borrower or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitments to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, (v) no such participation shall result in any increased costs to the Borrower and (vi) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement or any Note, or any consent to any departure by the Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation.

                  (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this
         Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to be bound by the confidentiality provisions set forth in subsection 8.12 of the Credit Agreement.

                  (g) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System."

         1.7 MODIFICATION OF EXHIBIT

         Exhibit A to the Credit Agreement is hereby deleted in its entirety and replaced with a new Exhibit A in the form of Annex A to this Amendment.

         1.8 MODIFICATION OF SCHEDULE

         (a) Schedule I to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01(a) in the form of Annex B hereto.

         (b) Schedule 4.01(a) to the Credit Agreement is hereby deleted in its entirety and replaced with a new Schedule 4.01(a) in the form of Annex C hereto.

         (c) Schedule 4.01(b) to the Credit Agreement is hereby deleted in its entirety and replaced with a new Schedule 4.01(b) in the form of Annex D hereto.

         (d) Schedule 4.01(s) to the Credit Agreement is hereby deleted in its entirety and replaced with a new Schedule 4.01(s) in the form of Annex E hereto.

         1.9 ADDITION OF SCHEDULE AND EXHIBIT

         (a) The Credit Agreement is hereby amended by adding thereto a new
Schedule 2.01(b) in the form of Annex F to this Amendment.

         (b) The Credit Agreement is hereby amended by adding thereto a new Exhibit G in the form of Annex G to this Amendment.

         1.10 WAIVER OF SECTION 2.02(A)

         The Lenders hereby agree to waive the requirements of Section 2.02(a) of the Credit Agreement solely to the extent necessary to permit the Borrower to make drawings under the Credit Agreement to finance each of the invoices described on Annex H to this Amendment that were issued more than 90 days prior to December 31, 1997.

         SECTION 2. AMENDMENT TO ASSIGNMENT AGREEMENTS

         2.1 ERICSSON-GOLDMAN SACHS ASSIGNMENT AGREEMENT. Section 2(h) of the Assignment Agreement between Ericsson Inc. and Goldman Sachs Credit Partners L.P. relating to the Credit Agreement (the "GOLDMAN ASSIGNMENT AGREEMENT") is hereby amended by deleting the proviso at the end of the first sentence thereof.

         2.2 OTHER ASSIGNMENT AGREEMENTS. Section 2(h) of each Assignment Agreement between Goldman Sachs Credit Partners L.P. and a Lender, in each case relating to the Credit Agreement, is hereby amended by deleting the proviso at the end of the first sentence thereof.


         SECTION 3. CONDITIONS TO EFFECTIVENESS

         3.1 EFFECTIVENESS OF SECTION 1. Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIFTH AMENDMENT EFFECTIVE DATE"):

         A. On or before the Fifth Amendment Effective Date, the Borrower shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Fifth Amendment Effective Date:

                  1. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Fifth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                  2. Signature and incumbency certificates of its officers executing this Amendment;

                  3. Fully executed copies of this Amendment; and

                  4. A Note duly executed by the Borrower evidencing the Series B Commitment of the Initial Lender.

         B. The Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Nelson Mullins Riley & Scarborough, L.L.P., counsel for the Borrower and the Loan Parties, in form and substance reasonably satisfactory to the Agent, the Required Lenders and their counsel, dated as of the Fifth Amendment Effective Date with respect to (i) the due incorporation, good standing, and corporate power and authority of the Borrower and the other Loan Parties and (ii) the due authorization, execution and delivery and enforceability of the Amended Agreement (as hereinafter defined) by the Borrower and the other Loan Documents executed or to be executed in connection with this

Amendment by each Loan Party party thereto, and as to such other matters as the Agent acting on behalf of Lenders may reasonably request.

         C. On or before the Fifth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

         3.2 EFFECTIVENESS OF SECTION 2. Section 2 of this Amendment shall become effective upon the execution and delivery of counterparts of this Amendment by each of Ericsson Inc., Goldman Sachs Credit Partners L.P. and the Lenders listed on the signature pages hereto.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

         (a) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter or bylaws, (ii) violate any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting the Borrower or any of its Subsidiaries or any of their properties, the effect of which would have a Material Adverse Effect, or (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, or any of its Subsidiaries or any of their properties except where such conflict would not have a Material Adverse Effect.

         (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is a party.

         (c) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

         (d) The representations and warranties contained in Article IV of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         (e) No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default.

         SECTION 5. ACKNOWLEDGEMENT AND CONSENT BY CREDIT SUPPORT PARTIES.

         Powertel, Inc. is a party to the Parent Guaranty, each of Powertel/Birmingham, Inc., Powertel/Jacksonville, Inc., Powertel/Memphis, Inc., and Powertel/Atlanta, Inc. is party to a Subsidiary Guaranty and a Subsidiary Security Agreement, and each of Powertel Birmingham Licenses, Inc., Powertel Jacksonville Licenses, Inc., Powertel Memphis Licenses, Inc., and Powertel Atlanta Licenses, Inc. is party to a Subsidiary Guaranty. In addition, Ericsson is, pursuant to Section 2(f) of the Goldman Assignment Agreement, a guarantor of certain payment obligations of the Borrower under the Credit Agreement. Each of the foregoing parties are referred to herein collectively as the "CREDIT SUPPORT PARTIES" and the Parent Guaranty, the Subsidiary Guaranties, the Subsidiary Security Agreements and the Goldman Assignment Agreement are herein collectively referred to as the "CREDIT SUPPORT DOCUMENTS."

         Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the Amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all the "Guaranteed Obligations", "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the Obligations of the Borrower now or hereafter existing under or in respect of the Amended Agreement (as hereinafter defined) and the Notes defined therein.

         Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects on and as of such earlier date.

         Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments of the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document should be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

         SECTION 6. MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement, the other Loan Documents and the Assignment Agreements shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Credit Agreement, any of the other Loan Documents and any Assignment Agreement.

         B. FEES AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent).

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the satisfaction of the conditions set forth in Section 3 hereof and the execution of a counterpart hereof by the Borrower, Required Lenders and each of the Credit Support Parties and receipt by the Borrower and Agent of written or telephonic notification of such execution and authorization of delivery thereof.




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





         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    POWERTEL PCS, INC.


                                    By: /s/ Allen E. Smith
                                       ----------------------------------------
                                    Title: President
                                          -------------------------------------



                                    ERICSSON INC., as a Lender, as Agent and as guarantor under the Goldman Assignment Agreement


                                    By: /s/ Joseph Hagan
                                       ----------------------------------------
                                    Title: Vice President
                                          -------------------------------------


                                    GOLDMAN SACHS CREDIT PARTNERS
                                    L.P., as a Lender


                                    By: /s/ Stephen B. King
                                       ----------------------------------------
                                    Title: Authorized Signatory
                                          -------------------------------------